                           ELITRA PHARMACEUTICALS INC.


                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

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                                TABLE OF CONTENTS
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                                                                                                              PAGE

1.       AGREEMENT TO SELL AND PURCHASE...........................................................................1

         1.1      Authorization of Shares.........................................................................1

         1.2      Issuance of Shares..............................................................................1

2.       CLOSING, DELIVERY AND PAYMENT............................................................................1

         2.1      Closing.........................................................................................1

         2.2      Delivery........................................................................................2

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................................................2

         3.1      Organization, Good Standing and Qualification...................................................2

         3.2      Capitalization..................................................................................2

         3.3      Authorization; Binding Obligations..............................................................3

         3.4      Financial Statements............................................................................3

         3.5      Compliance With Other Instruments...............................................................3

         3.6      Litigation......................................................................................4

         3.7      Compliance With Laws............................................................................4

         3.8      Offering Valid..................................................................................4

4.       REPRESENTATIONS AND WARRANTIES OF PURCHASER..............................................................4

         4.1      Requisite Power and Authority...................................................................4

         4.2      Investment Representations......................................................................4

         4.3      Transfer Restrictions...........................................................................6

5.       CONDITIONS TO CLOSING....................................................................................6

         5.1      Conditions to Purchaser's Obligations at the Closing............................................6

         5.2      Conditions to Obligations of the Company at the Closing.........................................7

6.       MISCELLANEOUS............................................................................................8

         6.1      Governing Law...................................................................................8

         6.2      Survival........................................................................................8

         6.3      Successors and Assigns..........................................................................8

         6.4      Entire Agreement................................................................................8

         6.5      Severability....................................................................................8

         6.6      Amendment and Waiver............................................................................8

         6.7      Delays or Omissions.............................................................................8


                                       i.
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
                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                                                              PAGE

         6.8      Notices.........................................................................................9

         6.9      Expenses........................................................................................9

         6.10     Attorneys' Fees.................................................................................9

         6.11     Titles and Subtitles............................................................................9

         6.12     Counterparts....................................................................................9

         6.13     Broker's Fees...................................................................................9

         6.14     California Corporate Securities Law.............................................................9

         6.15     Publicity......................................................................................10


Restated Certificate of Incorporation                                                        Exhibit A

Schedule of Exceptions                                                                       Exhibit B

Investor Rights Agreement                                                                    Exhibit C

Co-Sale Agreement                                                                            Exhibit D

Opinion of Company Counsel                                                                   Exhibit E
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                                      ii.

                           ELITRA PHARMACEUTICALS INC.

                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT


         THIS SERIES D PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of June 30th, 2000, by and between ELITRA PHARMACEUTICALS INC., a Delaware corporation having an address of 3510 Dunhill Street, San Diego, CA 92121 (the "Company"), and INCYTE GENOMICS, INC., a Delaware corporation having its principal place of business at 3160 Porter Drive, Palo Alto, CA 94304 ("Purchaser").

                                    RECITALS

         WHEREAS, the Company and Purchaser have entered into that certain Microbial Information Agreement of even date herewith (the "Microbial Information Agreement");

         WHEREAS, in connection with, and as partial consideration for the transfer of certain assets of Purchaser to the Company pursuant to, the Microbial Information Agreement, the Company desires to issue to Purchaser and Purchaser desires to receive from the Company, one million five hundred thirty-eight thousand four hundred sixty-two (1,538,462) shares of Series D Preferred Stock of the Company (the "Shares") on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

         1.       AGREEMENT TO SELL AND PURCHASE.

                  1.1 AUTHORIZATION OF SHARES. On or prior to the Closing (as defined in Section 2 below), the Company shall have authorized (i) the sale and issuance to Purchaser of the Shares, and (ii) the issuance of such shares of Common Stock, par value $.001, to be issued upon conversion of the Shares (the "Conversion Shares"). The Shares and the Conversion Shares shall have the rights, preferences, privileges and restrictions set forth in the Restated Certificate of Incorporation of the Company, in the form attached hereto as EXHIBIT A (the "Restated Certificate").

                  1.2 ISSUANCE OF SHARES. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined) the Company hereby agrees to issue the Shares to Purchaser in partial consideration for the transfer of certain assets of Purchaser to the Company pursuant to the terms of the Microbial Information Agreement at the Closing.

         2.       CLOSING, DELIVERY AND PAYMENT.

                  2.1 CLOSING. The closing of the issuance of the Shares under this Agreement (the "Closing") shall take place at 1:00 p.m. on the date hereof, at the offices of Cooley Godward LLP, 4365 Executive Drive, Suite 1100, San Diego, California 92121 or at such other time or place as the Company and Purchaser may mutually agree (the "Closing Date") or at such time and date thereafter as Purchaser and the Company may agree.


                                       1.

                  2.2 DELIVERY. At the Closing, subject to the terms and conditions hereof, the Company will deliver to Purchaser a certificate representing the number of Shares to be issued at the Closing to Purchaser, against payment of the purchase price therefor by delivery to the Company by the Purchaser of certain assets of Purchaser pursuant to the Microbial Information Agreement.

         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         Except as set forth on a Schedule of Exceptions, attached hereto as EXHIBIT B, the Company hereby represents and warrants to Purchaser as of the date of this Agreement as follows:

                  3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Second Amended and Restated Investor Rights Agreement in substantially the form attached hereto as EXHIBIT C (the "Investor Rights Agreement") and the Second Amended and Restated Right of First Offer and Co-Sale Agreement in substantially the form attached hereto as EXHIBIT D (the "Co-Sale Agreement" and collectively with the Investor Rights Agreement, the "Related Agreements"), to issue and sell the Shares and to issue the Conversion Shares and to carry out the provisions of this Agreement, the Related Agreements and the Restated Certificate and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which the failure to do so would not have a material adverse effect on the assets, financial condition or operations of the Company.

                  3.2 CAPITALIZATION. The authorized capital stock of the Company immediately prior to the Closing will consist of forty-five million (45,000,000) shares of Common Stock, par value $0.001, four million six hundred five thousand nine hundred nine (4,605,909) shares of which are issued and outstanding, and twenty-eight million seven hundred seventy-six thousand six hundred forty-eight (28,776,648) shares of Preferred Stock, par value $0.001, four million five hundred forty-five thousand four hundred fifty-six (4,545,456) of which are designated Series A Preferred Stock, all of which are issued and outstanding, twenty-one million six hundred fifty-one thousand sixty-three (21,651,063) of which are designated Series B Preferred Stock, twenty-one million three hundred thirty-three thousand three hundred thirty-four (21,333,334) of which are issued and outstanding, one million forty-one thousand six hundred sixty-seven (1,041,667) of which are designated Series C Preferred Stock, all of which are issued and outstanding, and one million five hundred thirty-eight thousand four hundred sixty-two (1,538,462) of which are designated Series D Preferred Stock, none of which are issued and outstanding. The rights, preferences, privileges and restrictions of the Series D Preferred Stock are as stated in the Restated Certificate. The Conversion Shares have been duly and validly reserved for issuance. Other than conversion rights of the Series A, Series B, Series C and Series D Preferred Stock and such rights as may be granted pursuant to this Agreement, the Related Agreements and the Microbial Information Agreement, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or


                                       2.

stockholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities, other than three million six hundred eighty-eight thousand four hundred twenty-five (3,688,425) shares reserved for issuance to employees and consultants of the Company under the 1998 Equity Incentive Plan. When issued in compliance with the provisions of this Agreement and the Restated Certificate, the Shares and Conversion Shares will be validly issued, fully paid and nonassessable.

                  3.3 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder at the Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto and the authorization, issuance and delivery of the Conversion Shares pursuant to the Restated Certificate has been taken or will be taken prior to the Closing. The Agreement and the Related Agreements, when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (b) general principles of equity that restrict the availability of equitable remedies. The sale of the Shares and the subsequent conversion of the Shares into Conversion Shares, if applicable, are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

                  3.4 FINANCIAL STATEMENTS. The Company has delivered to Purchaser (a) its audited balance sheet as at December 31, 1999 and audited statement of income and cash flow for the twelve months ending December 31, 1999 and (b) its unaudited balance sheet as at March 31, 2000 (the "Statement Date") and unaudited statement of income and cash flows for the three-month period ended on the Statement Date (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as disclosed therein, and present fairly the financial condition and position of the Company as of the Statement Date; provided, however, that the Financial Statements are subject to normal recurring year-end audit adjustments and do not contain all footnotes required under generally accepted accounting principles.

                  3.5 COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery, and performance of and compliance with this Agreement, and the issuance and sale of the Shares pursuant hereto and the issuance of the Conversion Shares pursuant to the Restated Certificate, will not, with or without the passage of time or giving of notice, result in any such violation, or be in conflict with or constitute a default under any such term or provision which would materially and adversely affect the assets, financial condition or operations of the Company, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

                  3.6 LITIGATION. There is no (a) claim, arbitration, action, suit, proceeding or investigation at law or in equity or by or before any federal or state governmental instrumentality or other agency pending, or to the best of the Company's knowledge, currently threatened against the Company or
(b) judgment, decree, injunction or order of any court, governmental


                                       3.

department, commission, agency, instrumentality or arbitrator against the Company, in either case, which might result, either individually or in the aggregate, in any material adverse change in the assets, financial condition or operations of the Company, financially or otherwise. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

                  3.7 COMPLIANCE WITH LAWS. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or the Related Agreements and the issuance of the Shares or the Conversion Shares, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, will be filed in a timely manner.

                  3.8 OFFERING VALID. Assuming the accuracy of the representations and warranties of Purchaser contained in Section 4.2 hereof, the offer, sale and issuance of the Shares and the issuance of Conversion Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such shares by the Company within the registration provisions of the Securities Act or any state securities laws.

         4.       REPRESENTATIONS AND WARRANTIES OF PURCHASER.

         Purchaser hereby represents and warrants to the Company as follows:

                  4.1 REQUISITE POWER AND AUTHORITY. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All actions on Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (b) general principles of equity that restrict the availability of equitable remedies.

                  4.2 INVESTMENT REPRESENTATIONS. Purchaser understands that neither the Shares nor the Conversion Shares have been registered under the Securities Act. Purchaser also understands that the Shares and the Conversion Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in this Agreement. Purchaser hereby represents and warrants as follows:

                           (a)      PURCHASER BEARS ECONOMIC RISK. Purchaser has
substantial experience in evaluating and investing in private placement transactions of securities in


                                       4.

companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares (or the Conversion Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that the Company has no present intention of registering the Shares, the Conversion Shares or any shares of its Common Stock. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times Purchaser might propose.

                           (b)      ACQUISITION FOR OWN ACCOUNT. Purchaser is
acquiring the Shares and any Conversion Shares issuable upon conversion thereof for Purchaser's own account for investment only, and not with a view towards their distribution.

                           (c)      PURCHASER CAN PROTECT ITS INTEREST.
Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement, and the Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

                           (d)      ACCREDITED INVESTOR. Purchaser represents
that it is an accredited investor within the meaning of Regulation D under the Securities Act.

                           (e)      COMPANY INFORMATION. Purchaser believes such
Purchaser has received all the information such Purchaser considers necessary or appropriate for deciding whether to purchase the Shares and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

                           (f)      RULE 144. Purchaser acknowledges and agrees
that the Shares, and, if issued, the Conversion Shares must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

                           (g)      RESIDENCE. The office of Purchaser in which
its investment decision was made is located at the address or addresses of Purchaser set forth in the first paragraph hereof.


                                       5.

                  4.3 TRANSFER RESTRICTIONS. Each Purchaser acknowledges and agrees that the Shares and, if issued, the Conversion Shares are subject to restrictions on transfer as set forth in the Related Agreements and the Bylaws.

         5.       CONDITIONS TO CLOSING.

                  5.1 CONDITIONS TO PURCHASER'S OBLIGATIONS AT THE CLOSING. Purchaser's obligation to purchase the Shares at the Closing are subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

                           (a)      REPRESENTATIONS AND WARRANTIES TRUE;
PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof as modified by the Schedule of Exceptions shall be true and correct in all material respects as of the Closing Date. The Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

                           (b)      CONSENTS, PERMITS, AND WAIVERS. The Company
shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement (except for such as may be properly obtained subsequent to the Closing).

                           (c)      FILING OF RESTATED CERTIFICATE. The Restated
Certificate shall have been filed with the Secretary of State of the State of Delaware.

                           (d)      RESERVATION OF CONVERSION SHARES. The
Conversion Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

                           (e)      COMPLIANCE CERTIFICATE. The Company shall
have delivered to Purchaser a Compliance Certificate, executed by the President of the Company, dated the Closing Date, to the effect that the conditions specified in subsections (a), (b), (c) and (d) of this Section 5.1 have been satisfied.

                           (f)      INVESTOR RIGHTS AGREEMENT. The Investor
Rights Agreement substantially in the form attached hereto as EXHIBIT C shall have been executed and delivered by the Company.

                           (g)      CO-SALE AGREEMENT. The Co-Sale Agreement
substantially in the form attached hereto as EXHIBIT D shall have been executed and delivered by the Company.

                           (h)      MICROBIAL INFORMATION AGREEMENT. The
Microbial Information Agreement shall have been executed and delivered by the Company.

                           (i)      SOFTWARE LICENSE AGREEMENTS. Each of the
LifeTools Software License Agreement and the Microbial Dataflow Software License Agreement between the Company and Purchaser of even date herewith (together, the "Software License Agreements") shall have been executed and delivered by the Company.


                                       6.

                           (J)      LEGAL OPINION. Purchaser shall have received
from legal counsel to the Company an opinion to Purchaser, dated as of the Closing Date, substantially in the form attached hereto as EXHIBIT E.

                           (K)      PROCEEDINGS AND DOCUMENTS. All corporate and
other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Purchaser and their special counsel, and Purchaser and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                  5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY AT THE CLOSING. The Company's obligation to issue and sell the Shares at the Closing is subject to the satisfaction, on or prior to the Closing, of the following conditions:

                           (A)      REPRESENTATIONS AND WARRANTIES TRUE;
PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct in all material respects at the date of the Closing, with the same force and effect as if they had been made on and as of said date. The Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by the Purchasers on or before the Closing.

                           (B)      PAYMENT OF PURCHASE PRICE. Purchaser shall
have transferred certain assets to the Company as provided in the Microbial Information Agreement as payment in full of the purchase price for the Shares at the Closing.

                           (C)      MICROBIAL INFORMATION AGREEMENT. The
Microbial Information Agreement shall have been executed and delivered by Purchaser.

                           (D)      SOFTWARE LICENSE AGREEMENTS. Each of the
Software License Agreements shall have been executed and delivered by Purchaser.

                           (E)      CONSENTS, PERMITS, AND WAIVERS. The Company
shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement (except for such as may be properly obtained subsequent to the Closing).

                           (F)      FILING OF RESTATED CERTIFICATE. The Restated
Certificate shall have been filed with the Secretary of State of the State of Delaware.

                           (G)      INVESTOR RIGHTS AGREEMENT. The Investor
Rights Agreement substantially in the form attached hereto as EXHIBIT C shall have been executed and delivered by the Purchaser.

                           (H)      CO-SALE AGREEMENT. The Co-Sale Agreement
substantially in the form attached hereto as EXHIBIT D shall have been executed and delivered by the Purchaser.


                                       7.

         6.       MISCELLANEOUS.

                  6.1 GOVERNING LAW. The corporate law of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and performed entirely in California.

                  6.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

                  6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

                  6.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

                  6.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  6.6      AMENDMENT AND WAIVER.

                           (A)      This Agreement may be amended or modified
only upon the mutual written consent of the Company and Purchaser.

                           (B)      The obligations of the Company and Purchaser
under the Agreement may be waived only with the mutual written consent of the Company and Purchaser.

                  6.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Restated Certificate, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on Purchaser's part of any breach, default or noncompliance under this Agreement or under the Restated Certificate or any waiver on such party's part of any provisions or conditions of the Agreement or the Restated Certificate must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either


                                       8.

under this Agreement, the Restated Certificate, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

                  6.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and to Purchaser at the address as set forth on the signature page hereof or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other party hereto.

                  6.9 EXPENSES. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement.

                  6.10 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

                  6.11 TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  6.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  6.13 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.13 being untrue.

                  6.14 CALIFORNIA CORPORATE SECURITIES LAW. The sale of the securities which are the subject of this agreement has not been qualified with the commissioner of corporations of the State of California and the issuance of such securities or the payment or receipt of any part of the consideration therefor prior to such qualification or in the absence of an exemption from such qualification is unlawful. Prior to acceptance of such consideration by the Company, the rights of all parties to this agreement are expressly conditioned upon such qualification being obtained or an exemption from such qualification being available.

                  6.15 PUBLICITY. No party to this Agreement shall originate any publicity, news release or other public announcement, written or oral, relating to this Agreement or the


                                       9.

transactions contemplated hereby without the prior written consent of the other parties hereto if such other parties are named in such publicity, news release or public announcement; provided, however, that each party need only wait a reasonable amount of time for such written consent.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


                                      10.

         IN WITNESS WHEREOF, the parties hereto have executed the SERIES D PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                  PURCHASER:


ELITRA PHARMACEUTICALS INC.               INCYTE GENOMICS, INC.


/s/ Harry F. Hixson, Jr.                  /s/ Randy Scott
-----------------------------------       -----------------------------------
By:  Dr. Harry F. Hixson, Jr.             By:  Randy Scott
Title:  President                         Title:  President


                               SIGNATURE PAGE TO
                  SERIES D PREFERRED STOCK PURCHASE AGREEMENT